EXHIBIT 99.1

Las Vegas (November 16, 2005) - U.S. Canadian Minerals, Inc. (USCA.PK) announced today that Marti Hansen, Chief Financial Officer, has officially resigned for personal reasons. Ms. Hansen joined U.S. Canadian Minerals on February 8th 2005. She was hired to manage the Company's financial reporting and to help position the Company for future growth.

Also as previously announced in an 8-K dated October 31, 2005 regarding Dr. Joseph de Beauchamp's resignation as President, the Company is announcing that Dr. Joseph de Beauchamp is no longer on the Board of Directors for U.S. Canadian Minerals, Inc.